EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report of BP Midstream Partners LP (the “Partnership”) on Form 10-Q for the period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert P. Zinsmeister, Chief Executive Officer of BP Midstream Partners GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: December 6, 2017	/s/ Robert P. Zinsmeister
Robert P. Zinsmeister
Chief Executive Officer and Director
of BP Midstream Partners GP LLC
(the general partner of BP Midstream Partners LP)

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